EXHIBIT 10.11

May 31, 2007

Fund Management Group LLC
Four Forest Park
Second Floor
Farmington, CT 06032

Re: FMG ACQUISITION CORP.

Gentlemen:

This letter will confirm our agreement, that commencing on the effective date (“Effective Date”) of the registration statement (“Registration Statement”) of the initial public offering (“IPO”) of the securities of FMG Acquisition Corp. (the “Company”) and continuing until the earlier to occur of: (i) the consummation of a Business Combination (as described in the Registration Statement), (ii) failure to effect a Business Combination within 24 months from the consummation of the IPO and (iii) the date on which we determine to dissolve and liquidate our trust account as part of our plan of dissolution and liquidation, Fund Management Group, LLC shall make available to the Company certain general and administrative services, including but not limited to receptionist, secretarial and general office services. In exchange therefore, the Company shall pay Fund Management Group, LLC the sum of $7,500 per month on the Effective Date and continuing monthly thereafter.

[signature page follows]

Very truly yours, FMG ACQUISITION CORP.

By:	/s/ Gordon Pratt
Name: Gordon Pratt
Title: Chief Executive Officer and President

Agreed to and Accepted by:

FUND MANAGEMENT GROUP LLC

By:   /s/ Gordon Pratt
[     ]
Managing Member